Exhibit 10.87

AMENDMENT NO. 3 dated as of October 30, 2007 (this “Amendment”), to the Credit Agreement dated as of April 22, 2005 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among DELTEK, INC. (formerly known as Deltek Systems, Inc.), a Delaware corporation (the “Borrower”), the Lenders party thereto and CREDIT SUISSE (formerly known as Credit Suisse First Boston), as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent for the Lenders.

A.        Pursuant to the Credit Agreement, the Lenders and the Issuing Bank have extended, and have agreed to extend, credit to the Borrower.

B.        The Borrower has requested, and the Required Lenders have agreed, to amend certain provisions of the Credit Agreement as set forth herein.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2. Amendment. Sections 5.04(b) and (g) of the Credit Agreement are hereby amended by adding at the end of Sections 5.04(b) and (g) the following:

“provided that for the third fiscal quarter of 2007, delivery of the item(s) required by this paragraph shall be provided no later than November 30, 2007;”.

SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to each of the Lenders, the Administrative Agent and the Issuing Bank that, after giving effect to this Amendment, (a) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date) and (b) no Default or Event of Default has occurred and is continuing.

SECTION 4. Effectiveness. This Amendment shall become effective as of the date set forth above on the date that the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower and the Required Lenders.

SECTION 5. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 7. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 8. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

DELTEK, INC.,

By /s/ James C. Reagan

Name: James C. Reagan Title: CFO

CREDIT SUISSE, CAYMAN ISLANDS BRANCH (FORMERLY KNOWN AS CREDIT SUISSE FIRST BOSTON, ACTING THROUGH ITS CAYMAN ISLANDS BRANCH), INDIVIDUALLY AND AS ADMINISTRATIVE AGENT,

by /s/ David Dodd

Name: David Dodd Title: Vice President

by /s/ Christopher Reo Day

Name: Christopher Reo Day Title: Associate